                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 5, 2002
                                                 -------------



                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                    MICHIGAN                        33-37977                  38-2726166
----------------------------------------------    ------------          ---------------------
(State or other jurisdiction of incorporation     (Commission              (I.R.S. Employer
  or organization)                                File Number)            Identification No.)



   100 PROGRESS PLACE, MIDLAND, MICHIGAN                                         48640
---------------------------------------------                           ----------------------
  (Address of principal executive offices)                                     (Zip Code)



Registrant's telephone number, including area code:     (989) 839-6000
                                                     --------------------

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ITEM 5.           OTHER EVENTS


Stephen A. Shulman, the Chief Financial Officer ("CFO") and Treasurer of the Midland Cogeneration Venture ("MCV"), announced that he would be resigning to accept other employment, effective April 18, 2002. Mr. Shulman has served as Chief Financial Officer and Treasurer of MCV since February 1999, and has held various other positions with MCV since September 1988. James M. Rajewski, the current Vice President and Controller is currently serving as interim CFO and Treasurer.























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                 MIDLAND COGENERATION VENTURE
                                         LIMITED PARTNERSHIP





Dated:  April 9, 2002            By   James M. Rajewski
                                    -----------------------------------------
                                            James M. Rajewski
                                                 Vice President and Controller







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